STEINROE VARIABLE INVESTMENT TRUST

                 Stein Roe Special Venture Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
               Stein Roe Mortgage Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series




                                Semiannual Report
                                  June 30, 1998
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                                TABLE OF CONTENTS
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  PORTFOLIO MANAGER'S DISCUSSION:
     Stein Roe Special Venture Fund, Variable Series.....................    1
     Stein Roe Growth Stock Fund, Variable Series........................    3
     Stein Roe Balanced Fund, Variable Series............................    5
     Stein Roe Mortgage Securities Fund, Variable Series.................    7
     Stein Roe Money Market Fund, Variable Series........................    9
  FINANCIAL STATEMENTS:
     Stein Roe Special Venture Fund, Variable Series.....................   10
     Stein Roe Growth Stock Fund, Variable Series........................   15
     Stein Roe Balanced Fund, Variable Series............................   20
     Stein Roe Mortgage Securities Fund, Variable Series.................   26
     Stein Roe Money Market Fund, Variable Series........................   31
  NOTES TO FINANCIAL STATEMENTS..........................................   35

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PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Special Venture Fund, Variable Series
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Q: HOW DID THE FUND PERFORM?

A: For the six-month period ended June 30, 1998, Stein Roe Special Venture Fund, Variable Series returned -6.25 percent, underperforming the Russell 2000 Index and the Lipper small-cap peer group which returned 4.93 percent and 6.02 percent, respectively. Small-cap stocks continued to lag their larger-cap counterparts throughout the period despite relatively better earnings growth in the small stock sector. The Fund underperformed its peers as many of its holdings suffered from a "ripple effect" from reduced demand from Asian markets.

Q: WHAT WAS THE PREMISE FOR SMALL-CAP STOCK UNDERPERFORMANCE?

A: Small-cap stocks outperformed large-cap stocks from April 1997 through October 1997 until the currency crisis in Asia caused many investors to flee to the relative safety of large-cap stocks. This "safety in size" mentality left small-cap stocks lagging their large-cap counterparts ever since. For the six-month period, the Russell 2000, the proxy for the small-cap market, trailed the large-cap S&P 500 benchmark by 12.79 percentage points.

The second quarter of 1998 was the most difficult quarter for small-cap stocks this decade. The majority of stock market purchasing has favored large-cap stocks, with influences from indexing, mutual fund activity, and large foreign institutions. Small stock prices have suffered from indifference. If past phases of market activity are any indication of what's to come, investors should again favor the excellent growth potential and reasonable valuations of the small-cap sector. In the mean time, we're using this opportunity to purchase attractive stocks at inexpensive prices.

Q: WHAT SECTORS UNDERPERFORMED?

A: Two sectors that underperformed for the Fund were energy and technology. Our oil and gas exploration and production holdings, including Barrett Resources and Meridian Resources (0.3 percent, and 1.4 percent of total net assets), suffered from the weakened outlook for oil and gas prices. During the first quarter, we reduced our exposure to the energy sector from 5.7 percent to 1.7 percent of total net assets (an underweighted position relative to the Russell 2000), because, in our opinion, energy prices still look uncertain going forward.

Technology holdings that impacted the Fund's performance included AVX (1.8 percent of total net assets), Kent Electronics (1.8 percent of total net assets), Artesyn Technologies (2.3 percent of net assets), and Andrew Corporation which we sold out of before the end of the period. Earnings growth expectations were reduced on these companies as demand from Asia slowed.

Q: WHEN DO YOU SELL DISAPPOINTING STOCKS?

A: We generally only sell a stock if there is a sudden change in business strategy that suggests to us that company or industry fundamentals are deteriorating. We thoroughly research each purchase so that our buying is based on long-term fundamentals. However, disappointing short-term performance will trigger a fundamental review of a stock.

Q: WHAT HOLDINGS PERFORMED WELL?

A: LaSalle Partners (2.4 percent of total net assets) rose 24.7 percent over the past six months reflecting higher commercial real estate activity. Xomed Surgical Products (4.8 percent of total net assets) increased 24.2 percent as its less-invasive surgical products market share rose in


     STEIN ROE SPECIAL VENTURE FUND, VARIABLE SERIES, AND RUSSELL 2000 INDEX Performance of a hypothetical $10,000 investment Jan. 1, 1989, to June 30, 1998

Average Annual Total Return
at June 30, 1998

      1-Year         5-Year       Since Inception
      -5.68%         12.36%           14.73%
Chart:
                  Special Venture Fund               Russell 2000 Index

1/89              10000                              10000

12/89             13083                              11626

12/90             11918                              9362

12/91             16357                              13672

12/92             18726                              16189

12/93             25406                              19246

12/94             25708                              18895

12/95             28729                              24271

12/96             36470                              28274

12/97             39318                              34597

6/98              36860                              36302

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PORTFOLIO MANAGER'S DISCUSSION (continued)
Stein Roe Special Venture Fund, Variable Series
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the ears, nose and throat market. Also, Metamor Worldwide (2.9 percent of total net assets), benefiting from the trend toward outsourcing of information technology staff and consulting services, increased 36.7 percent over the last six months.

Q: WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP MARKET? BASED ON THAT, WHAT IS YOUR OUTLOOK FOR THE FUND?

A: Small-cap stocks are as cheap as they've been at any time during the past twenty years, relative to larger-cap stocks. The earnings growth outlook for small stocks remains favorable. This suggests to us that this sector has the potential for long-term outperformance with moderate shorter-term risk.

We continue to add to our positions in companies that have experienced management, financial strength and evidence of a sustainable competitive advantage.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's variable annuity small-cap fund peer group for the one-, five-year and since inception periods ended June 30, 1998, were 18.13 PERCENT, 15.78 PERCENT and 17.78 PERCENT, respectively. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.
* Funds that emphasize investments in smaller companies may experience short-term volatility.

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PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series
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Q: HOW DID THE FUND PERFORM?

A: Stein Roe Growth Stock Fund, Variable Series performed well during the six-month period ending June 30, 1998. The Fund's total return of 18.68 percent beat both the Lipper growth fund peer group return of 15.65 percent and the S&P 500 Index return of 17.72 percent for the same period.

Q: WHAT CONTRIBUTED TO PERFORMANCE?

A: For the past six months the U.S. economy has been strong amid continued global affects from the Asian crisis. Large-cap stocks historically perform well in a strong economy. They also are considered the equity investment of choice when markets are volatile because of their historical stability and liquidity. Combined, these two factors helped boost the performance of the Fund.

Q: WHAT SECTORS PERFORMED THE BEST?

A: The U.S. consumer has benefited from extremely favorable economic conditions. Therefore, retail companies have benefited from strong consumer spending. The Fund's performance was supported by holdings in global consumer franchises such as Gillette, Procter & Gamble and Walt Disney (3.1 percent, 3.2 percent and 2.1 percent of total net assets, respectively). Other top performers in the retail sector were Home Depot and Kohl's. Home Depot's profits were driven by record sales of new and existing homes (3.3 percent of total net assets). Kohl's, a Midwestern value-priced retailer (3.3 percent of total net assets), is benefiting from its East Coast expansion. Our health care holdings Merck, Medtronic and Pfizer (2.6 percent, 3.1 percent, and 3.4 percent of total net assets, respectively) continued to perform well due to their strong product lines. Rounding out top performers were telecommunications equipment companies Lucent Technologies, Cisco Systems and LM Ericsson Telecommunications (3.9 percent, 4.4 percent and 3.2 percent of total net assets, respectively). These companies continue to benefit from the dramatic worldwide need to upgrade telecommunications infrastructures to accommodate voice, video and data services.

Q: WHAT SECTORS UNDERPERFORMED?

A: Oil services was a disappointing sector as companies suffered from decreasing oil prices. In this sector, holdings Schlumberger Limited and R&B Falcon underperformed (2.2 percent and 0.9 percent of total net assets, respectively). However, our long-term outlook for this area is favorable, so we plan to continue to hold these companies.

Q: TECHNOLOGY IS ONE OF YOUR TOP SECTORS. HOW DID YOUR HOLDINGS FARE?

A: The first quarter is usually tough for certain technology companies, but this year's seasonal slowness was exacerbated by the turmoil in Asia. Some of the Fund's holdings suffered due to earnings concerns as well, such as Motorola -- which we sold, and Intel -- which we continue to hold (2.3 percent of total net assets). Our long-term outlook for the technology sector overall continues to be favorable because we believe companies will continue to purchase new technology in order to compete globally. We invest in technology companies that we think have excellent product lines and are less susceptible to economic downturns because of their market dominance. For example, we continue to hold this microprocessor manufacturer because, like Coca-Cola (3.0 percent of total net assets) and Gillette, Intel is the dominant company in its industry around the globe.
         STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES, AND S&P 500 INDEX Performance of a hypothetical $10,000 investment Jan. 1, 1989, to June 30, 1998

Average Annual Total Return
at June 30, 1998
        1-Year        5-Year      Since Inception
        31.29%        21.56%          19.10%

Chart:
                  Growth Stock Fund                  S&P 500 Index

1/89              10000                              10000

12/98             13130                              13163

12/90             12913                              12754

12/91             19114                              16631

12/92             20382                              17896

12/93             21394                              19696

12/94             20035                              19955

12/95             27595                              27445

12/96             33467                              33742

12/97             44269                              44995

6/98              52539                              52969
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PORTFOLIO MANAGER'S DISCUSSION (continued)
Stein Roe Growth Stock Fund, Variable Series
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Q: WHAT ARE SOME NEW NAMES WE'LL SEE IN THE PORTFOLIO?

A: We established positions in Time Warner, NationsBank and Peoplesoft during the period (3.4 percent, 1.8 percent and 1.6 percent of total net assets, respectively) because we believe these companies will be able to grow their earnings consistently over time.

Q: WHAT DID YOU SELL DURING THE PERIOD?

A: We sold our position in McDonald's after it experienced continued decreases in same-store sales growth. We also sold Wells Fargo, Baker-Hughes and Thermo-Electron due to weaker than expected earnings.

Q: WHAT INVESTMENT THEMES DO YOU PLAN TO FOLLOW GOING FORWARD?

A: We intend to take advantage of the trend toward global democracy and we will continue to look for companies that will benefit from increased global consumer demand. Greater disposable income leads to greater consumer demand for products. And our belief is that global consumer franchises that perfect their business in multiple markets stand to benefit tremendously from this opportunity. For example, we believe Procter & Gamble is the most globally dominant company within its respective markets, and it is one of the portfolio's largest holdings.

We also will continue to focus on companies that we believe stand to benefit from the aging of the baby boomer generation. As these 80 million consumers age, they're going to require more and better health care. For, example, we believe pharmaceutical maker Eli Lilly (2.6 percent of total net assets) should be driven by sales of Evista, which is its osteoporosis drug for post-menopausal women. As market segments change, product demand will change. Therefore, we will continue to monitor the market and invest in companies that we believe are positioned to leverage this trend.

Q: WHAT'S YOUR OUTLOOK?

A: Our long-term outlook for large-cap companies remains positive despite the possibility that growth for some of these companies may decelerate sometime in the future due to the Asian crisis. Therefore, we will focus on companies that have proved their ability to deliver consistent earnings despite the overall strength or weakness of the general market. We believe that the U.S. economy will slow in the second half of 1998. If that does occur, then growth stocks may continue to outperform as investors pay a premium for the consistent earnings growth they can provide.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and since inception-periods ended June 30, 1998, were 29.14 PERCENT, 19.97 PERCENT and 17.95 PERCENT, respectively. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.
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PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Balanced Fund, Variable Series
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Q: HOW DID THE FUND PERFORM?

A: The Fund returned 6.56 percent for the six-month period ended June 30, 1998, underperforming both the Lipper flexible portfolio peer group median return of
9.85 percent and the S&P 500 Index return of 17.72 percent. The benchmark S&P 500 Index is comprised of large-cap equity stocks, reflecting the main portion of the Fund's investments. However, the Fund also invests significant assets in international equities and fixed income securities, and for that reason we think it's useful to mention the returns for those two categories as well. Fixed income securities as represented by the Lehman Intermediate Government/Corporate Index returned 3.47 percent and international equities as represented by the Morgan Stanley Capital International Europe Australia and Far East Index returned 13.74 percent for the same period.

Q: WHAT AFFECTED THE MARKETS AND THEREFORE THE FUND DURING THE PAST SIX MONTHS?

A: The Asian crisis has led to favorable and unfavorable developments in the United States. On the positive side the dollar is strong, and energy prices and inflation are low. On the negative side, the U.S. trade balance has deteriorated as exports diminished and imports remained firm. The combined result is that the U.S. consumer is benefiting from solid economic growth, with employment gains and real wages showing the sharpest increase in over 20 years. The Fund benefited from strong consumer spending, and retail stock holdings Wal-Mart Stores and Home Depot, (1.5 percent and 1.5 percent of total net assets, respectively) were among the best-performing holdings.

Q: DO YOU EXPECT CURRENT ECONOMIC CONDITIONS TO CONTINUE?

A: We anticipate reduced U.S. corporate profits and profit margins over the next several quarters. Factors we believe will influence weaker pricing power include, increased foreign competition, reduced exports and increased salary payments. We have been investing in companies that we believe stand to counter these trends, such as drug companies experiencing new product cycles and financial companies benefiting from lower long-term interest rates. Holdings in these sectors boosted the Fund's performance during the period. Drug stocks that performed well were Pfizer, Eli Lilly, American Home Products and Bristol-Myers Squibb (1.1 percent, 1.1 percent, 1.1 percent and 1.2 percent of total net assets, respectively).

Q: WHAT HURT PERFORMANCE?

   A: Our investment in REIT stocks has been disappointing. Investors have been steering away from these stocks this year even though earnings have been solid and dividend yields high because of concerns over legislation, new issue supply and new construction. However, we plan to maintain our exposure to REIT stocks, because we believe they are excellent value investments that possess strong upside potential.

Another drag on performance came from Cendant; previously one of the Fund's largest holdings. This stock dropped significantly after accounting irregularities were exposed (0.9 percent of total net assets).

Latin American holdings that supported the Fund's performance in the first quarter of 1998 restricted performance in the recent quarter, as these stocks reacted more than we anticipated to a second round of Asian turmoil.


           STEIN ROE BALANCED FUND, VARIABLE SERIES, AND S&P 500 INDEX Performance of a hypothetical $10,000 investment Jan. 1, 1989, to June 30, 1998

Average Annual Total Return
at June 30, 1998

        1-Year       5-Year      Since Inception
        14.03%       12.77%          13.02%

Chart:
                  Balanced Fund                     S&P 500 Index

1/89              10000                              10000

12/89             12238                              13163

12/90             12155                              12754

12/91             15550                              16631

12/92             16721                              17896

12/93             18274                              19696

12/94             17691                              19955

12/95             22197                              27445

12/96             25665                              33742

12/97             29982                              44995

6/98              31950                              52969


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PORTFOLIO MANAGER'S DISCUSSION (continued)
Stein Roe Balanced Fund, Variable Series
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We also were disappointed by the performance of our holdings in the energy sector. We reduced our exposure to this sector early in the first quarter of 1998 as oil prices began to deteriorate.

Early in the second quarter, we reduced our equity exposure modestly by selling investments which were not performing in line with our expectations. We then redeployed the cash toward the end of the period as conditions were falling into place for renewed stock market improvement.

Q: WHAT DID YOU PURCHASE?

A: We added several names to the portfolio to increase the Fund's industry diversification. They include WorldCom in the telecommunications area, Travelers Group in the financial services area and TCI Group in the media area (1.3 percent, 1.1 percent and 0.6 percent of total net assets, respectively).

Q: HOW DID THE PORTFOLIO'S FIXED INCOME PORTION PERFORM?

A: Our longer-duration strategy in fixed income holdings benefited the Fund's performance, as interest rates were modestly lower during the period. We expect the Federal Reserve Board to maintain the current interest rate environment for the foreseeable future. Therefore, we continue to hold a full, high-quality position in fixed income. We are now in the environment of a federal budget surplus and anticipate that the government will use some of the budget surplus this year to pay down debt. This event would provide support for the fixed income market. Also, in anticipation of slowing growth in the economy, we anticipate that the yields on long-term bonds will ease further by year-end.

Q: WHAT'S YOUR OUTLOOK?

A: We are somewhat cautious about the stock market's ability to maintain its current strength because we think the valuations of many stocks are high. We continue to project moderate U.S. economic activity with real growth of 2 to 2 1/2 percent through the end of 1999. In this environment, inflation should remain muted and interest rates may drift lower. Selectivity in purchasing will become increasingly important, as the overall stock market in coming months likely will be digesting the gains of the past few years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, the Lehman Intermediate Government/Corporate Index and the MSCI EAFE are unmanaged groups of securities that differ from the composition of each Stein Roe Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's variable annuity flexible portfolio fund peer group for the for the one-, five- and since inception-periods ended June 30, 1998, were 18.64 PERCENT, 14.21 PERCENT and 13.81 PERCENT, respectively. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

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PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series
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Q: HOW DID THE FUND PERFORM?

A: For the six-month period ended June 30, 1998, Mortgage Securities Fund, Variable Series, returned 3.43 percent, beating the Lipper U.S. mortgage fund peer group median and the Lehman Mortgage Backed Securities Fixed Rate Index returns of 3.42 percent and 3.38 percent, respectively.

Q: WHAT TRANSPIRED IN THE MORTGAGE SECURITIES MARKET OVER THE PAST SIX MONTHS?

A: During the first quarter, the differences, or spreads, between yields on mortgage securities and U.S. Treasury securities widened, an event that occurred in the corporate and other bond markets as well. Corporate bond yields widened in reaction to the Asian financial crisis and fears of a slowdown in U.S. economic activity.

In the second quarter, falling bond yields dropped home-mortgage rates to their lowest levels in five years. However, what is great news to homeowners -- the opportunity to refinance their mortgage -- is often a negative to investors in mortgage-backed securities. Prices of these bonds, which represent an ownership interest in mortgage loans made by financial institutions, usually lag behind Treasury bonds as interest rates fall, and that has been the case throughout much of the second quarter. From a historical perspective, however, the decline in yields was relatively benign and much smaller than the expected interest rate move priced into the yield spread between mortgage-backed securities and Treasuries. This enabled mortgage returns to perform reasonably well in a difficult environment of spread widening and faster-than-expected prepayments.

While concerns regarding Asia and its impact on the U.S. economy may persist for some time, we believe this widening of spreads has made both the mortgage and corporate sectors attractive. This, together with an outlook of subdued interest rate volatility, bodes well for mortgage securities in the period ahead.

Q: WHAT STRATEGIES AIDED THE FUND'S PERFORMANCE?

A: One strategy that supported our outperformance was our longer duration. We've been maintaining it at three and a quarter to three and one half years, and this relatively longer stance helped performance as interest rates dropped and longer-term securities rose in market value.

Another factor that supported the Fund's performance was the high quality of our holdings. Mortgage funds that invest more aggressively, such as hedge funds or real estate investment trusts (REITs), use leverage or borrowed money to increase their profits. While this tactic can be successful, it also can falter when mortgage prepayments do not conform to expectations. Recently, when interest rates fell, prepayment rates on higher-coupon mortgages accelerated beyond market expectations because of a stronger housing market and improvements in refinancing technology. Struggling hedge funds and REITs were forced to dump their leveraged positions in interest-only mortgage securities, which are extremely sensitive to accelerating prepayment trends. This depressed prices of interest-only securities by 20 percent. While press reports regarding the condition of the mortgage market have been alarming, they have overstated the extent to which problems facing the interest-only sector have spilled over to the overall market for mortgage-backed issues. Those mortgage funds that have invested in the riskiest mortgage securities suffer the most. While we held positions in seasoned premium mortgages that prepaid faster than expected, our position in interest-only securities is small. This conservative approach has stood the test of time and is another reason we outperformed our peer group.

            STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES, AND
                     LEHMAN MORTGAGE-BACKED SECURITIES INDEX

Performance of a hypothetical $10,000 investment Jan. 1, 1989, to June 30, 1998

Average Annual Total Return
at June 30, 1998
           1-Year        5-Year    Since Inception
            9.13%         6.39%         8.32%
Chart:
                  Mortgage Securities                Lehman Mortgage-Backed
                  Income Fund                        Securities Index
1/89              10000                              10000

12/89             11284                              11535

12/90             12311                              12772

12/91             14094                              14779

12/92             14933                              15809

12/93             15868                              16891

12/94             15635                              16618

12/95             18077                              19411

12/96             18926                              20449

12/97             20368                              22390

6/98              21346                              23149

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PORTFOLIO MANAGER'S DISCUSSION (continued)
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

Q: WHERE ELSE DID YOU FOCUS YOUR INVESTMENTS?

A: We continue to maintain a positive outlook regarding our exposure to subordinate home equity and home improvement loans, even though they have underperformed since our initial purchase during late 1997. These high-quality holdings possess substantial credit protection to adequately handle adverse delinquency and loss environments. They are also currently priced better than comparably-rated corporate alternatives. We expect spreads in this sector to narrow over the coming 12-18 months as prepayments become more common.

Q: ARE YOU STILL UNDERWEIGHT MORTGAGE-BACKED SECURITIES?

A: The portfolio continues to hold a slightly lower-than-normal weighting of
83.8 percent of total net assets in mortgage securities. This can be compared to a typical historical weighting of 85 percent to 90 percent of total net assets.

However, we did increase our exposure during the period, up from 72.3 percent at the beginning of the year, by purchasing discount government mortgage bonds that we believe to be relatively insensitive to prepayment risk. At the end of the year, we took advantage of supply pressures and reinvested principal prepayments into home-equity loans with non-accelerating senior (NAS) structures. These securities offer yield spreads up to one third of a percent higher than other mortgage alternatives such as agency collateralized mortgage obligations (CMOs). Home equity loan NAS investments are attractive because they are less sensitive to prepayment risk and contain structural protection whereby principal cash flows are "locked out" from prepayments for the first three years of the transaction. This combination of refinancing and structural protection is expected to lead to total rates of return greater than the initial yield advantage versus agency CMOs. Our outlook for the sector has improved slightly, and we plan to increase the percentage of mortgage holdings when opportunities arise.

We plan to maintain our positions in Treasury securities and corporate bonds. If interest rates decline, Treasury securities should outperform mortgage-backed securities over the near term. The corporate bonds we hold are all investment-grade issues rated `A' or higher. We believe the specific corporate issues we own offer income and total return potential comparable to or better than mortgage-backed securities, but without the refinancing risk.

Q: WHAT'S YOUR OUTLOOK?

A: Compared to historical experience, interest rate volatility has been very low over the past eighteen-month period. A combination of moderate economic growth and low inflation is expected to keep existing Federal Reserve interest rate policy on hold. We therefore continue to believe that interest rate volatility will remain subdued. This, coupled with wider yield spreads, should provide a favorable environment going forward for mortgage-backed securities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U. S. government. Up to 20 percent of the Fund's assets may be invested in other types of securities. The Lehman Mortgage Backed Securities Fixed Rate Index represents an unmanaged group of government securities that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's variable annuity mortgage fund peer group for the one-, five- and since inception-periods ended June 30, 1998, were 9.07 PERCENT, 6.62 PERCENT and 9.06 PERCENT, respectively. The Fund's Adviser currently limits expenses to 0.70 percent of average net assets. Absent past limits, total return would have been less. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

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PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM?

A: The Stein Roe Money Market Fund, Variable Series, performed in line with the peer group and the Index for the six-month period ended June 30, 1998. The total return for the Fund was 2.55 percent, versus 2.53 percent for the 90-day Treasury Bill Index and 2.48 percent for the Lipper money market fund peer group. The Fund's average total return for the one-year, five-year and since inception periods ended June 30, 1998, were 3.85 percent, 4.39 percent and 5.17 percent, respectively.

Q: WHAT AFFECTED THE CHANGE IN THE FUND'S YIELD?

A: When year-end financing pressures wore off, the inflated rates being offered by money market securities lowered, as we expected. As a result, the Fund's seven-day yield decreased from 5.32 percent at Dec. 31, 1997 to 5.05 percent at June 30, 1998. With the exception of the year-end peak keeping yields high at the beginning of the year, the yield curve remained flat. We lengthened the Fund's weighted average maturity to approximately 33.1 days (neutral maturity) because we don't expect the Federal Reserve to increase interest rates anytime soon.

Q: DID THE FUND'S STRUCTURE CHANGE THROUGHOUT THE PERIOD?

A: We've been moving into domestic commercial paper throughout 1998, as reflected in the Fund's holdings. We've limited our Japanese positions in letters of credit commercial paper and Yankee CDs because we believe it was in the Fund's best interest to limit exposure to that area. However, our position in Yankee CDs increased because we believe securities backed by Canadian and European banks are still attractive purchases. During the first quarter of the fiscal year, our holdings in federal agency securities matured. Although we would have liked to maintain the Fund's exposure to that sector, it was too expensive to make attractive new purchases. We wanted to add to our position in variable rate note securities as a hedge against interest rate fluctuations, but we had a hard time finding any of these "floaters" throughout the year, as they were not offered at attractive prices. We instead replaced our floaters and a maturing federal agency note with a one-year Yankee CD from Canada (4.0 percent of total net assets) and some regular commercial paper.

Q: BASED ON THE RISKINESS OF INVESTING IN ASIAN MARKETS, DOES THE FUND HAVE ANY EXPOSURE THERE?

A: The Fund did hold Japanese letter of credit commercial paper. We often invest in Japanese-backed issues when they are offering attractive yields. However, during this period, when the Fund's Japanese holdings matured we did not replace them because we believe there is presently too much risk in having exposure to that area. We invested the proceeds in regular commercial paper and a Yankee CD. The Fund's average yield decreased slightly as a result of this move.

Q: WAS THERE ANY CHANGE IN INTEREST RATE ACTIVITY THROUGHOUT THE SIX-MONTH
PERIOD?

A: We saw a spark in the shortest-term rates near the end of the six-month period, as the date of the Federal Open Market Committee (FOMC) meeting approached and created speculation about the direction of interest rates. However, long-term interest rates remained unchanged throughout the entire period. There was a stated bias toward tightening rates at the May meeting, but rates remained unchanged, likely due to problems in Asia. In the days since that meeting, the situation in Asia has become worse. Because of that, we believe interest rates will remain unchanged for at least a few more months.

Q: ALTHOUGH A FLAT YIELD CURVE RESTRICTS SOME VALUE TRADING, ISN'T STABILITY GOOD FOR A MONEY MARKET FUND?

A: Yes. In circumstances like we've seen this year, when the stock and bond markets are high and both markets are volatile, many investors shift assets into money market funds for stability. Investors also use money market funds as the cash basis of their investment portfolio. While money market funds have not returned resounding rates, given the current interest rate environment, we believe they have provided decent returns for short-term, high-liquidity investing.

Q: WHAT'S YOUR INVESTMENT STRATEGY FOR THE REMAINDER OF 1998?

A: Part of our strategy will depend on what the Federal Reserve does with interest rates. Until investors begin to believe that there will be a change in interest rates, yields will remain flat. Factors that may push rates up include a recovery in Asia, increased inflation in the United States or stronger-than-expected economic growth.

We plan to lengthen the Fund's duration when we see the potential for profiting from this move. We'll remain cautious in our maturity range, too. Without finding value in the Japanese market, we plan to remain heavily invested in U.S. commercial paper. We will also continue to invest in letter of credit commercial paper and European and Canadian Yankee CDs when they offer good relative values.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The 30-day Treasury Bill Index is an unmanaged group of stocks that differs from the composition of each Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's money market fund peer group for the one-, five- and since inception-periods ended June 30, 1998, were 5.22 PERCENT, 4.71 PERCENT and
5.34 PERCENT, respectively. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Special Venture Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------
COMMON STOCKS--(93.1%)
APPAREL MANUFACTURERS--(2.1%)
Columbia Sportswear (a)                   185,700  $ 3,528,300
                                                    -----------


BANKS/SAVINGS AND LOANS--(2.5%)
National Bancorp of Alaska                 74,800    2,309,450
Rancho Santa Fe National Bank (a)         111,900    1,846,350
                                                    -----------
                                                     4,155,800
                                                    -----------
BROADCASTING/MEDIA--(9.8%)
Central European Media Enterprises
   Limited (a)                            293,000    6,336,125
Metro Networks (a)                        234,600   10,117,125
                                                    -----------
                                                    16,453,250
                                                    -----------
BUSINESS SERVICES--(6.5%)
Alternative Resources (a)                 405,800    5,021,775
Interim Services (a)                       34,100    1,095,462
Metamor Worldwide (a)                     136,000    4,785,500
                                                    -----------
                                                    10,902,737
                                                    -----------
COMPUTER HARDWARE, SOFTWARE, AND SERVICES--(6.5%)
BARRA (a)                                 147,700    3,618,650
National Computer Systems                  80,200    1,924,800
Radiant Systems (a)                       108,600    1,574,700
SPSS (a)                                  157,700    3,666,525
                                                    -----------
                                                    10,784,675
                                                    -----------
CONTAINERS-METAL/GLASS--(1.9%)
Silgan Holdings (a)                       115,700    3,239,600
                                                    -----------


COSMETICS--(2.6%)
Nu Skin Asia (a)                          224,000    4,368,000
                                                    -----------


DENTAL PRODUCTS--(1.7%)
National Dentex (a)                       118,000    2,773,000
                                                    -----------


DIVERSIFIED OPERATIONS--(4.7%)
Fisher Companies                           39,500    2,804,500
Triarc Companies                          228,000    5,001,750
                                                    -----------
                                                     7,806,250
                                                    -----------
ELECTRONIC COMPONENTS--(10.6%)
Artesyn Technologies (a)                  244,000    3,904,000
AVX                                       186,600    2,997,262
Black Box (a)                             133,400    4,427,212
Kent Electronics (a)                      162,800    2,981,275
Hubbell
   Class A                                  5,000      218,125
   Class B                                 78,700    3,275,888
                                                    -----------
                                                    17,803,762
                                                    -----------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------   ----------
HEALTH SERVICES AND EQUIPMENT--(8.9%)
BioSource International (a)               262,000  $ 1,457,375
Complete Management (a)                   142,000      559,125
Urologix (a)                              166,900    1,418,650
Uroquest Medical (a)                      309,200      811,650
Xomed Surgical Products (a)               256,900    7,996,013
Young Innovations (a)                     174,700    2,686,013
                                                    -----------
                                                    14,928,826
                                                    -----------
INSURANCE--(6.7%)
Meadowbrook Insurance Group               331,800    9,020,812
PAULA Financial                           112,200    2,258,025
                                                    -----------
                                                    11,278,837
                                                    -----------
MARKETING SERVICES--(0.3%)
Catalina Marketing (a)                      9,000      467,437
                                                    -----------


OIL/GAS--(1.7%)
Barrett Resources (a)                      15,000      561,562
Meridian Resource (a)                     325,800    2,300,962
                                                    -----------
                                                     2,862,524
                                                    -----------
OPTICAL SUPPLIES--(3.7%)
Sola International (a)                    191,400    6,256,388
                                                    -----------


PHARMACEUTICALS--(1.7%)
Ligand Pharmaceuticals (a)                150,200    1,933,825
Shire Pharmaceuticals
   Group ADRs (a)                          43,300      925,538
                                                    -----------
                                                     2,859,363
                                                    -----------
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES--(2.3%)
Ballantyne of Omaha (a)                   461,750    3,867,156
                                                    -----------


PUBLISHING--(2.6%)
CMP Media (a)                             248,500    4,348,750
                                                    -----------


REAL ESTATE DEVELOPMENT/MANAGEMENT--(8.2%)
CB Commercial Real Estate
   Services Group (a)                     292,000    9,763,750
LaSalle Partners (a)                       89,000    3,960,500
                                                    -----------
                                                    13,724,250
                                                    -----------
RETAIL--(2.9%)
Regis                                     120,400    3,559,325
Video Update (a)                          879,000    1,263,563
                                                    -----------

                                                     4,822,888
SPECIALTY CHEMICAL--(1.9%)
ChemFirst                                 127,800    3,226,950
                                                    -----------

SCHEDULE OF INVESTMENTS                                MARKET
(CONTINUED)                                SHARES       VALUE
                                         ---------  -----------
COMMON STOCKS (CONTINUED)
WHOLESALE DISTRIBUTION--(3.3%)
Henry Schein (a)                           81,300  $ 3,749,963
School Specialty (a)                      111,000    1,817,625
                                                   ------------
                                                     5,567,588
                                                   ------------
TOTAL COMMON STOCKS
(Cost $159,525,243)                    .           156,026,331
                                                   ------------

                                          PRINCIPAL    MARKET
                                           AMOUNT       VALUE
                                         ---------  -----------
SHORT-TERM OBLIGATIONS--(7.6%)
COMMERCIAL PAPER--(7.6%)
Associate Corp. of North America
   6.250%  7/01/98                     $7,770,000   $ 7,770,000
Windmill Funding
   6.250%  7/01/98                     5,000,000      5,000,000
                                                   ------------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $12,770,000)                                   12,770,000
                                                   ------------
TOTAL INVESTMENTS--(100.7%)
(Cost $172,295,243) (b)                             168,796,331
OTHER ASSETS, LESS LIABILITIES--(-0.7%)               (1,224,745)
                                                   ------------
TOTAL NET ASSETS--(100.0%)                          $167,571,586
                                                   ============


NOTES TO PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------

(a) Non-income producing security.

(b)At June 30, 1998, the cost of investments for federal income tax purposes was $172,300,497. Net unrealized depreciation was $3,504,166, comprising of gross unrealized appreciation of $18,860,999 and gross unrealized depreciation of $22,365,165.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Special Venture Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $172,295,243)                      $168,796,331
Cash                                                                                   53,444
Receivable for investments sold                                                     2,462,157
Dividends receivable                                                                   59,756
Other assets                                                                           18,248
                                                                                 ------------
     TOTAL ASSETS                                                                 171,389,936
                                                                                 ------------
LIABILITIES:
Payable for investments purchased                                                   3,319,705
Payable for fund shares repurchased                                                   335,313
Payable to investment adviser and transfer agent                                       91,229
Accrued expenses payable                                                               72,103
                                                                                 ------------
     TOTAL LIABILITIES                                                              3,818,350
                                                                                 ------------
NET ASSETS                                                                       $167,571,586
                                                                                 ============
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                               $164,682,376
   Accumulated net investment loss                                                   (143,089)
   Accumulated net realized gains on investments                                    6,532,029
   Net unrealized depreciation on investments                                      (3,499,730)
                                                                                 ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST         $167,571,586
                                                                                 ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                          10,852,908
                                                                                 ============
NET ASSET VALUE PER SHARE                                                            $  15.44
                                                                                 ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income                                                                  $     314,006
Dividends                                                                              242,599
                                                                                 -------------
     Total investment income                                                           556,605
                                                                                 -------------
EXPENSES:
   Management fee                                                                      476,837
   Administrative fee                                                                  143,051
   Accounting fee                                                                       14,281
   Printing expense                                                                     11,160
   Audit and legal fees                                                                  9,300
   Trustees' expense                                                                     3,906
   Transfer agent fee                                                                    3,750
   Miscellaneous expense                                                                37,243
                                                                                 -------------
     Total expenses                                                                    699,528
                                                                                 -------------
Net investment loss (142,923) REALIZED AND UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
   Net realized gains on investments                                                 6,588,529
   Change in unrealized appreciation or depreciation on investments                (17,207,265)
                                                                                 -------------
Net decrease in net assets resulting from operations                              $(10,761,659)
                                                                                  ============
                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Special Venture Fund, Variable Series / June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------


                                                                                           SIX MONTHS ENDED        YEAR ENDED
                                                                                             JUNE 30, 1998        DECEMBER 31,
                                                                                              (UNAUDITED)             1997
                                                                                             ------------         -------------
OPERATIONS:
   Net investment income (loss)                                                              $   (142,923)          $   84,501
   Net realized gains on investments                                                            6,588,529           16,866,896
   Change in unrealized appreciation or depreciation on investments                           (17,207,265)          (2,574,259)
                                                                                             ------------         ------------
Net increase (decrease) in net assets resulting from operations                               (10,761,659)          14,377,138
                                                                                             ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                          (51,000)            (265,000)
   Net realized gains on investments                                                          (16,912,000)         (36,940,000)
                                                                                             ------------         ------------
Total distributions                                                                           (16,963,000)         (37,205,000)
                                                                                             ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                              11,542,902           56,760,177
   Cost of fund shares repurchased                                                            (33,799,412)         (66,766,579)
   Distributions reinvested                                                                    16,963,000           37,205,000
                                                                                             ------------         ------------
Net increase (decrease) in net assets resulting from fund share transactions                   (5,293,510)          27,198,598
                                                                                             ------------         ------------
Total increase (decrease) in net assets                                                       (33,018,169)           4,370,736
NET ASSETS:
   Beginning of year                                                                          200,589,755          196,219,019
                                                                                             ------------         ------------
   End of year                                                                               $167,571,586         $200,589,755
                                                                                             ============         ============
Accumulated undistributed net investment income (loss) included in ending net assets         $   (143,089)          $   50,834
                                                                                             ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                                    666,516            3,128,771
   Shares repurchased                                                                          (1,957,828)          (3,703,394)
   Distributions reinvested                                                                       998,996            2,256,218
                                                                                             ------------         ------------
Net increase (decrease)                                                                          (292,316)           1,681,595
                                                                                             ============         ============



                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Special Venture Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                                  JUNE 30, 1998 ---------------------------------------------------
                                                                   (UNAUDITED)      1997          1996         1995          1994
                                                                  ------------- ---------      --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 18.00      $ 20.73       $ 16.33       $ 14.74      $ 16.53
                                                                   ---------    ---------     ---------     ---------    ---------
Net investment income (loss)                                           (0.01)        0.01          0.04          0.04         0.06
Net realized and unrealized gains (losses) on investments              (0.98)        1.25          4.36          1.69         0.09
                                                                   ---------    ---------     ---------     ---------    ---------
Total from investment operations                                       (0.99)        1.26          4.40          1.73         0.15
                                                                   ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from and in excess of net investment income                 --         (0.03)        --            (0.04)       (0.07)
   Distributions from and in excess of net realized gains
     on investments                                                    (1.57)       (3.96)        --            (0.10)       (1.87)
                                                                   ---------    ---------     ---------     ---------    ---------
Total distributions                                                    (1.57)       (3.99)        --            (0.14)       (1.94)
                                                                   ---------    ---------     ---------     ---------    ---------
Net asset value, end of year                                         $ 15.44      $ 18.00       $ 20.73       $ 16.33      $ 14.74
                                                                   =========     ========      ========      ========     ========
TOTAL RETURN:
Total investment return                                               (6.25)%       7.81%        26.94%        11.75%       1.19%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                     $167,572     $200,590      $196,219      $143,248     $134,078
Ratio of expenses to average net assets                                0.73%        0.73%         0.75%         0.76%       0.80%(a)
Ratio of net investment income (loss) to average net assets           (0.15)%       0.04%         0.20%         0.26%       0.44%(b)
Portfolio turnover ratio                                                 32%          93%          100%          132%        144%
Average commissions (per share)                                     $ 0.0353     $ 0.0453      $ 0.0251           --           --

(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser.
(b) Computed giving effect to the Adviser's expense limitation undertaking.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Growth Stock Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------
COMMON STOCKS--(97.2%)
BANKS--(1.8%)
NationsBank                                60,000  $ 4,590,000
                                                   ------------


BUSINESS SERVICES--(2.7%)
Paychex                                   165,000    6,713,438
                                                   ------------


COMPUTERS AND COMPUTER SOFTWARE--(11.3%)
Cisco Systems (a)                         120,000   11,047,500
Intel                                      80,000    5,930,000
Microsoft (a)                              70,000    7,586,250
Peoplesoft (a)                             85,000    3,995,000
                                                   ------------
                                                    28,558,750
                                                   ------------
CONSUMER RELATED--(10.5%)
Cendant (a)                               275,000    5,740,625
Gillette                                  140,000    7,936,250
Procter & Gamble                           90,000    8,195,625
Unilever                                   60,000    4,736,250
                                                   ------------
                                                    26,608,750
                                                   ------------
DRUGS--(8.7%)
Eli Lilly & Company                       100,000    6,606,250
Merck & Company                            50,000    6,687,500
Pfizer                                     80,000    8,695,000
                                                   ------------
                                                    21,988,750
                                                   ------------
ELECTRICAL EQUIPMENT--(4.9%)
General Electric                          100,000    9,100,000
Philips Electronics                        40,000    3,400,000
                                                   ------------
                                                    12,500,000
                                                   ------------
ENERGY--(2.2%)
Schlumberger Limited                       80,000    5,465,000
                                                   ------------


FINANCIAL SERVICES--(9.7%)
American Express                           75,000    8,550,000
Fannie Mae                                140,000    8,505,000
Household International                   150,000    7,462,500
                                                   ------------
                                                    24,517,500
                                                   ------------
FOOD/BEVERAGE/TOBACCO--(3.0%)
Coca-Cola                                  90,000    7,695,000
                                                   ------------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------
HEALTH CARE--(2.3%)
Johnson & Johnson                          80,000  $ 5,900,000
                                                   ------------


INSURANCE--(6.8%)
American International Group               56,250    8,212,500
Travelers Group                           150,000    9,093,750
                                                   ------------
                                                    17,306,250
                                                   ------------
LEISURE & ENTERTAINMENT--(5.4%)
Walt Disney                                50,000    5,253,125
Time Warner                               100,000    8,543,750
                                                   ------------
                                                    13,796,875
                                                   ------------
MEDICAL SUPPLIES--(3.2%)
Medtronic                                 125,000    7,968,750
                                                   ------------


OIL AND GAS--(0.9%)
R&B Falcon (a)                            100,000    2,262,500
                                                   ------------


RETAIL--(6.6%)
Home Depot                                100,000    8,306,250
Kohl's (a)                                160,000    8,300,000
                                                   ------------
                                                    16,606,250
                                                   ------------
RUBBER, PLASTIC & RELATED--(2.6%)
Illinois Tool Works                       100,000    6,668,750
                                                   ------------


TELECOMMUNICATIONS--(14.6%)
Alcatel Alsthom ADRs                      100,000    4,068,750
LM Ericcson Telecommunications
   ADRs, class B                          280,000    8,015,000
Lucent Technologies                       120,000    9,982,500
Tellabs (a)                               100,000    7,162,500
WorldCom (a)                              160,000    7,750,000
                                                   ------------
                                                    36,978,750
                                                   ------------
TOTAL COMMON STOCKS
  (Cost $114,512,773)                              246,125,313
                                                   ------------

SCHEDULE OF INVESTMENTS                  PRINCIPAL    MARKET
(CONTINUED)                               AMOUNT       VALUE
                                        ----------  -----------
SHORT-TERM OBLIGATION--(2.6%)
COMMERCIAL PAPER--(2.6%)
Associates Corp. of North America
   6.250% 7/01/98
   (Cost $6,725,000)                   $6,725,000   $ 6,725,000
                                                   ------------
TOTAL INVESTMENTS--(99.8%)
(Cost $121,237,773) (b)                             252,850,313
OTHER ASSETS, LESS LIABILITIES--(0.2%)                  400,715
                                                   ------------
TOTAL NET ASSETS (100.0%)                          $253,251,028
                                                   ============


NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b)At June 30, 1998, the cost of investments for federal income tax purposes was $121,239,014. Net unrealized appreciation was $131,611,299, comprising of gross unrealized appreciation of $132,196,561 and gross unrealized depreciation of $585,262.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $121,237,773)                       $252,850,313
Cash                                                                                    50,251
Receivable for fund shares sold                                                        354,263
Dividends receivable                                                                   152,587
Other assets                                                                            11,536
                                                                                 -------------
     TOTAL ASSETS                                                                  253,418,950
                                                                                 -------------
LIABILITIES:
Payable to investment adviser and transfer agent                                       131,895
Accrued expenses payable                                                                35,355
Payable for fund shares repurchased                                                        672
                                                                                 -------------
     TOTAL LIABILITIES                                                                 167,922
                                                                                 -------------
NET ASSETS                                                                        $253,251,028
                                                                                  ============
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                                $114,840,012
   Accumulated undistributed net investment income                                     203,594
   Accumulated net realized gains on investments                                     6,594,613
   Net unrealized appreciation on investments                                      131,612,809
                                                                                 -------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST          $253,251,028
                                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                            6,270,143
                                                                                  ============
NET ASSET VALUE PER SHARE                                                             $  40.39
                                                                                  ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                                                           $  838,457
Interest income                                                                        166,418
                                                                                 -------------
     Total investment income                                                         1,004,875
                                                                                 -------------
EXPENSES:
   Management fee                                                                      574,099
   Administrative fee                                                                  172,230
   Accounting fee                                                                       14,767
   Audit and legal fees                                                                  8,100
   Trustees' expense                                                                     7,921
   Printing expense                                                                      5,340
   Transfer agent fee                                                                    3,750
   Miscellaneous expense                                                                14,422
                                                                                 -------------
     Total expenses                                                                    800,629
                                                                                 -------------
Net investment income                                                                  204,246

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investments                                                 6,596,089
   Change in unrealized appreciation or depreciation on investments                 33,094,381
                                                                                 -------------
Net increase in net assets resulting from operations                              $ 39,894,716
                                                                                  ============
                       See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           SIX MONTHS ENDED        YEAR ENDED
                                                                                             JUNE 30, 1998        DECEMBER 31,
                                                                                              (UNAUDITED)             1997
                                                                                             ------------         -------------
OPERATIONS:
   Net investment income                                                                       $  204,246           $  610,654
   Net realized gains on investments                                                            6,596,089           12,625,736
   Change in unrealized appreciation or depreciation on investments                            33,094,381           39,257,702
                                                                                             ------------         ------------
Net increase in net assets resulting from operations                                           39,894,716           52,494,092
                                                                                             ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                         (590,000)            (710,000)
   Net realized gains on investments                                                          (12,603,000)          (7,500,000)
                                                                                             ------------         ------------
Total distributions                                                                           (13,193,000)          (8,210,000)
                                                                                             ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                              18,004,675           35,528,562
   Cost of fund shares repurchased                                                            (18,047,824)         (36,502,167)
   Distributions reinvested                                                                    13,193,000            8,210,000
                                                                                             ------------         ------------
Net increase in net assets resulting from fund share transactions                              13,149,851            7,236,395
                                                                                             ------------         ------------
Total increase in net assets                                                                   39,851,567           51,520,487
NET ASSETS:
   Beginning of year                                                                          213,399,461          161,878,974
                                                                                             ------------         ------------
   End of year                                                                               $253,251,028         $213,399,461
                                                                                             ============         ============
Accumulated undistributed net investment income included in ending net assets                  $  203,594           $  589,348
                                                                                             ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                                    477,159            1,104,794
   Shares repurchased                                                                            (479,934)          (1,131,238)
   Distributions reinvested                                                                       366,676              274,215
                                                                                             ------------         ------------
Net increase                                                                                      363,901              247,771
                                                                                             ============         ============
                       See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                                  JUNE 30, 1998 ----------------------------------------------------
                                                                   (UNAUDITED)      1997          1996         1995          1994
                                                                  ------------- ---------      --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 36.13      $ 28.61       $ 23.59       $ 18.11      $ 20.65
                                                                   ---------    ---------     ---------     ---------    ---------
Net investment income                                                   0.03          0.10         0.13          0.15         0.15
Net realized and unrealized gains (losses)
   on investments                                                       6.45          8.84         4.89          6.68        (1.46)
                                                                   ---------    ---------     ---------     ---------    ---------
Total from investment operations                                        6.48          8.94         5.02          6.83        (1.31)
                                                                   ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from and in excess of net investment income               (0.10)        (0.12)       --            (0.15)       (0.17)
   Distributions from and in excess of net realized gains
     on investments                                                    (2.12)        (1.30)       --            (1.20)       (1.06)
                                                                   ---------    ---------     ---------     ---------    ---------
Total distributions                                                    (2.22)        (1.42)       --            (1.35)       (1.23)
                                                                   ---------    ---------     ---------     ---------    ---------
Net asset value, end of year                                         $ 40.39      $ 36.13       $ 28.61       $ 23.59      $ 18.11
                                                                    ========     ========      ========      ========     ========
TOTAL RETURN:
Total investment return                                               18.68%       32.28%        21.28%        37.73%       (6.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                     $253,251     $213,399      $161,879      $136,834      $98,733
Ratio of expenses to average net assets                                0.70%        0.71%         0.73%         0.74%        0.77%
Ratio of net investment income to average net assets                   0.18%        0.32%         0.49%         0.72%        0.75%
Portfolio turnover ratio                                                 22%          28%           35%           41%          72%
Average commissions (per share)                                     $ 0.0564     $ 0.0583      $ 0.0534          --           --

                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Balanced Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------
COMMON STOCKS--(56.9%)
AUTOMOTIVE--(0.7%)
Honda Motor Company ADRs                   32,000  $ 2,286,000
                                                  -------------


BANKS--(5.8%)
Banc One                                   64,125    3,578,949
BankAmerica                                56,000    4,840,500
Bayerische Vereinsbank                     33,000    2,806,371
Citicorp                                   26,000    3,880,500
Royal Bank of Scotland Group              150,000    2,603,037
Westpac Banking                           345,000    2,104,440
                                                  -------------
                                                    19,813,797
                                                  -------------
BUILDING AND CONSTRUCTION--(1.4%)
Masco                                      40,000    2,420,000
Royal Group Technologies Limited (a)       80,000    2,320,000
                                                   ------------
                                                     4,740,000
                                                  -------------
CHEMICALS--(1.8%)
E.I. Du Pont de Nemours                    43,000    3,208,875
Praxair                                    60,000    2,808,750
                                                   ------------
                                                     6,017,625
                                                  -------------
COMMERCIAL SERVICES--(1.8%)
Cendant (a)                               138,186    2,884,633
Unilever                                   40,000    3,157,500
                                                   ------------
                                                     6,042,133
                                                  -------------
COMPUTERS--(0.8%)
International Business Machines            24,000     2,755,500
                                                  -------------


DRUGS/HEALTH CARE--(6.7%)
American Home Products                     90,000    4,657,500
Bristol-Myers Squibb                       34,000    3,907,875
Elan ADRs (a)                              57,000    3,665,812
Eli Lilly & Company                        58,000    3,831,625
Pfizer                                     34,000    3,695,375
SmithKline Beecham ADRs                    50,000    3,025,000
                                                   ------------
                                                    22,783,187
                                                  -------------
ELECTRICAL EQUIPMENT--(3.4%)
Emerson Electric                           62,000    3,743,250
General Electric                           50,000    4,550,000
Hubbell, class B                           75,000    3,121,875
                                                   ------------
                                                    11,415,125
                                                  -------------
ELECTRONICS--(2.3%)
Analog Devices (a)                         95,000    2,333,437
Intel                                      37,000    2,742,625
Sony ADRs                                  30,000    2,581,875
                                                   ------------
                                                     7,657,937
                                                  -------------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------
ENTERTAINMENT--(0.5%)
CBS                                        53,000   $ 1,682,750
                                                  -------------


FINANCIAL SERVICES--(2.8%)
Freddie Mac                                84,000    3,953,250
Heller Financial (a)                       60,000    1,800,000
Travelers Group                            60,000    3,637,500
                                                  -------------
                                                      9,390,750
                                                  -------------
FOOD/BEVERAGE/TOBACCO--(2.8%)
PepsiCo                                    70,000    2,883,125
Philip Morris Companies                    80,000    3,150,000
Sara Lee                                   60,000    3,356,250
                                                  -------------
                                                     9,389,375
                                                  -------------
FUNERAL SERVICES--(0.9%)
Service Corporation International          70,000    3,001,250
                                                  -------------


HOUSEWARES--(1.0%)
Newell                                     67,000    3,337,437
                                                  -------------


NETWORKING PRODUCTS--(0.8%)
Cisco Systems (a)                          28,000    2,577,750
                                                  -------------


OIL/GAS--(2.2%)
British Petroleum ADRs                     27,000    2,382,750
Chevron                                    17,000    1,412,062
Cooper Cameron (a)                         42,000    2,142,000
Ocean Energy (a)                           84,500    1,653,031
                                                  -------------
                                                     7,589,843
                                                  -------------
PAPER & FOREST PRODUCTS--(0.6%)
Plum Creek Timber Company, L.P.            74,000    2,224,625
                                                  -------------


REAL ESTATE--(2.8%)
Crescent Real Estate Equities              60,000    2,017,500
Reckson Associates                        103,800    2,452,275
Reckson Service Industries (a)             26,520       87,847
Security Capital Group, class B (a)       100,000    2,662,500
Security Capital Group, class B
   warrants (a)                             4,654        1,600
Starwood Hotels & Resorts                  48,000    2,319,000
                                                   ------------
                                                     9,540,722
                                                  -------------
RETAIL--(3.9%)
Home Depot                                 60,500    5,025,281
Kohl's (a)                                 62,000    3,216,250
Wal-Mart Stores                            83,000    5,042,250
                                                   ------------
                                                    13,283,781
                                                  -------------

SCHEDULE OF INVESTMENTS                               MARKET
(CONTINUED)                               SHARES       VALUE
                                         --------  ------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--(8.5%)
AirTouch Communications (a)                80,000  $ 4,675,000
Alcatel Alsthom ADRs                       70,000    2,848,125
GTE                                        57,000    3,170,625
LM Ericsson Telecommunications ADRs,
   class B                                140,000    4,007,500
Lucent Technologies                        28,000    2,329,250
Telebras ADRs                              27,500    3,002,656
Tele-Communications (a)                    55,000    2,114,063
Tellabs (a)                                31,000    2,220,375
WorldCom (a)                               90,000    4,359,375
                                                  -------------
                                                    28,726,969
                                                  -------------
TRANSPORTATION--(1.4%)
Canadian National Railway                  41,000    2,178,125
FDX (a)                                    39,000    2,447,250
                                                  -------------
                                                     4,625,375
                                                  -------------
UTILITIES--(3.2%)
El Paso Natural Gas                        76,000    2,907,000
Endesa ADRs                               110,000    2,378,750
Enron Corporation                          40,000    2,162,500
Kinder Morgan Energy Partners, L.P.        92,409    3,338,286
                                                  -------------
                                                    10,786,536
                                                  -------------
WATER TREATMENT SYSTEMS--(0.8%)
U.S. Filter (a)                           100,000   2,806,250
                                                  -------------
TOTAL COMMON STOCKS
(Cost $136,012,976)                                192,474,717
                                                  -------------


                                            PAR
                                           VALUE
                                         --------
LONG-TERM OBLIGATIONS--(37.0%)
AIR TRANSPORTATION--(0.7%)
Federal Express 1994
   Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06         $1,575,000  1,657,483
United Airlines 1991
   Pass-Through Certificates
   Series A-1 9.200% 3/22/08              646,417      739,669
                                                     ----------
                                                     2,397,152
                                                     ----------
ASSET-BACKED SECURITIES--(1.4%)
ALPS Series 1994-1 Class C2
   9.350% 9/15/04                        1,989,855   2,124,170
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22               2,091,860   2,074,644
Greentree Home Improvement
   Loan Trust Series 1994-A Class A
   7.050%  3/15/14                        583,938      594,233
                                                     ----------
                                                      4,793,047
                                                     ----------

                                            PAR       MARKET
                                           VALUE       VALUE
                                         --------  ------------
BANKS--(2.0%)
Den Danske Bank 6.550% 9/15/03          $2,250,000 $ 2,281,927
Deutsche Ausgleichsbank
   7.000% 9/24/01                        2,250,000   2,332,057
First Chicago NBD 6.125% 2/15/06         2,250,000   2,232,675
                                                   ------------
                                                     6,846,659
                                                  -------------

CONSTRUCTION & HOUSING--(0.8%)
Hanson Overseas 6.750% 9/15/05           2,500,000   2,570,600
                                                  -------------


DRUGS/HEALTHCARE--(0.7%)
Glaxo Wellcome 6.125% 1/25/06            2,500,000   2,534,525
                                                  -------------


EXTRACTIVE-ENERGY--(0.8%)
BOC Group 5.875% 1/29/01                 2,750,000   2,742,575
                                                  -------------


FOREIGN GOVERNMENT REGIONAL BOND--(0.9%)
Corporacion Andina de Fomento
   6.625% 10/14/98                       2,900,000   2,901,827
                                                  -------------


FINANCIAL--(1.2%)
Associates Corp. of North America
   7.500% 4/15/02                        4,000,000   4,176,920
                                                  -------------


INDUSTRIAL--(0.9%)
USX 6.850% 3/1/08                        3,000,000   3,026,580
                                                  -------------


INSURANCE--(0.8%)
Prudential Insurance 7.650% 7/1/07       2,500,000   2,703,725
                                                  -------------


MORTGAGE-BACKED SECURITIES--(0.1%)
MDC Mortgage Funding Series Q
   Class 5 8.850% 3/20/18                 159,244      165,666
                                                  -------------

SCHEDULE OF INVESTMENTS                     PAR       MARKET
(CONTINUED)                                VALUE       VALUE
                                         --------  ------------
LONG-TERM OBLIGATIONS (CONTINUED)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--(26.7%)
FHLMC Gold
   6.500% 12/1/10                       $  906,589   $  912,255
   6.500% 5/1/11                           777,518      782,378
   6.500% 6/1/11                         5,048,136    5,078,777
   12.000% 7/1/20                        1,044,924    1,199,050
   6.500% 3/1/26                         3,481,668    3,472,964
   6.500% 6/1/26                         2,279,116    2,273,419
   6.500% 2/1/27                           976,835      973,475
   6.500% 3/1/27                         2,767,531    2,758,012
   6.500% 4/1/27                           920,982      917,814
GNMA
   7.125% 7/20/25                         695,552       709,011
   8.000% 3/15/26                        3,823,215    3,961,806
U.S. Treasury Bonds
   7.250% 5/15/16                        5,500,000    6,444,405
   7.875% 2/15/21                        4,500,000    5,711,850
   7.125% 2/15/23                        4,150,000    4,910,114
U.S. Treasury Notes
   6.375% 1/15/99                        4,000,000    4,021,000
   6.875% 8/31/99                        5,500,000    5,582,610
   6.750% 4/30/00                        3,500,000    3,573,955
   6.375% 5/15/00                        9,700,000    9,849,768
   7.875% 8/15/01                        3,250,000    3,461,608
   6.250% 2/15/03                        6,500,000    6,686,550
   5.750% 8/15/03                        8,000,000    8,085,360
   6.500% 5/15/05                        4,500,000    4,751,010
   6.500% 8/15/05                        4,000,000    4,221,920
                                                   ------------
                                                     90,339,111
                                                   ------------
TOTAL LONG-TERM OBLIGATIONS
(Cost $120,695,126)                                 125,198,387
                                                   ------------

                                            PAR       MARKET
                                           VALUE       VALUE
                                         --------  ------------
SHORT-TERM OBLIGATIONS
COMMERCIAL PAPER--(5.5%)
Associates Corp. of North America
   6.250% 7/01/98                      $13,615,000  $13,615,000
Windmill Funding
   6.250% 7/1/98                         5,000,000    5,000,000
                                                   ------------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $18,615,000)                                   18,615,000
                                                   ------------
TOTAL INVESTMENTS--(99.4%)
(Cost $275,323,102) (b)                             336,288,104
OTHER ASSETS, LESS LIABILITIES--(0.6%)                2,152,601
                                                   ------------
TOTAL NET ASSETS--(100.0%)                         $338,440,705
                                                   ============

NOTES TO PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------

(a) Non-income producing security.

(b)At June 30, 1998, the cost of investments for federal income tax purposes was $275,361,018. Net unrealized appreciation was $60,927,086 comprising of gross unrealized appreciation of $64,794,264 and gross unrealized depreciation of $3,867,178.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Balanced Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $275,323,102)                       $336,288,104
Cash                                                                                    53,272
Dividends and interest receivable                                                    2,431,989
Receivable for investments sold                                                      1,524,646
Receivable for fund shares sold                                                         21,394
Other assets                                                                            34,096
                                                                                  ------------
     TOTAL ASSETS                                                                  340,353,501
                                                                                  ------------
LIABILITIES:
Payable for investments purchased                                                    1,467,303
Payable for fund shares repurchased                                                    171,317
Payable to investment adviser and transfer agent                                       164,231
Accrued expenses payable                                                               109,945
                                                                                  ------------
     TOTAL LIABILITIES                                                               1,912,796
                                                                                  ------------
NET ASSETS                                                                        $338,440,705
                                                                                  ============
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                                $259,361,884
   Accumulated undistributed net investment income                                   5,233,961
   Accumulated net realized gains on investments                                    12,876,947
   Net unrealized appreciation on investments                                       60,967,913
                                                                                  ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST          $338,440,705
                                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                           20,852,950
                                                                                  ============
NET ASSET VALUE PER SHARE                                                             $  16.23
                                                                                  ============
                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income                                                                   $ 5,019,957
Dividend income (net of foreign taxes withheld of $40,704)                          1,136,643
                                                                                  -----------
     Total investment income                                                        6,156,600
                                                                                  -----------
EXPENSES:
   Management fee                                                                     747,961
   Administrative fee                                                                 249,320
   Accounting fee                                                                      16,064
   Audit and legal fees                                                                14,260
   Trustees' expense                                                                   11,050
   Printing expense                                                                     7,350
   Transfer agent fee                                                                   3,750
   Miscellaneous expense                                                               38,027
                                                                                  -----------
     Total expenses                                                                 1,087,782
                                                                                  -----------
Net investment income                                                               5,068,818
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investments                                               12,998,956
   Net realized gains on foreign currency transactions                                  7,029
   Change in unrealized appreciation or depreciation on investments
     and foreign currency translations                                              3,124,948
                                                                                  -----------
Net increase in net assets resulting from operations                              $21,199,751
                                                                                  ===========

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         SIX MONTHS ENDED        YEAR ENDED
                                                                                           JUNE 30, 1998        DECEMBER 31,
                                                                                            (UNAUDITED)             1997
                                                                                           ------------         -------------
OPERATIONS:
   Net investment income                                                                    $ 5,068,818        $  10,029,494
   Net realized gains on investments and foreign currency transactions                       13,005,985           21,520,997
   Change in unrealized appreciation or depreciation on investments
     and foreign currency translations                                                        3,124,948           17,307,337
                                                                                           ------------         ------------
Net increase in net assets resulting from operations                                         21,199,751           48,857,828
                                                                                           ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                     (9,728,000)         (10,262,000)
   Net realized gains on investments                                                        (21,533,000)         (25,340,000)
                                                                                           ------------         ------------
Total distributions                                                                         (31,261,000)         (35,602,000)
                                                                                           ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                             8,411,748           30,523,814
   Cost of fund shares repurchased                                                          (16,203,416)         (53,533,240)
   Distributions reinvested                                                                  31,261,000           35,602,000
                                                                                           ------------         ------------
Net increase in net assets resulting from fund share transactions                            23,469,332           12,592,574
                                                                                           ------------         ------------
Total increase in net assets                                                                 13,408,083           25,848,402
NET ASSETS:
   Beginning of year                                                                        325,032,622          299,184,220
                                                                                           ------------         ------------
   End of year                                                                             $338,440,705         $325,032,622
                                                                                           ============         ============
Accumulated undistributed net investment income included in ending net assets               $ 5,321,012          $ 9,886,774
                                                                                           ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                                  522,289            1,916,696
   Shares repurchased                                                                          (992,926)          (3,350,160)
   Distributions reinvested                                                                   1,989,880            2,387,734
                                                                                           ------------         ------------
Net increase                                                                                  1,519,243              954,270
                                                                                           ============         ============
                       See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Balanced Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                                  JUNE 30, 1998 --------------------------------------------------
                                                                   (UNAUDITED)      1997          1996         1995          1994
                                                                  ------------- ---------      --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 16.81      $ 16.28       $ 14.08       $ 12.18      $ 13.11
                                                                   ---------    ---------     ---------     ---------    ---------
Net investment income                                                   0.25         0.53          0.57          0.48         0.51
Net realized and unrealized gains (losses) on investments
   and foreign currency transactions                                    0.80         1.96          1.63          2.61        (0.93)
                                                                   ---------    ---------     ---------     ---------   ----------
Total from investment operations                                        1.05         2.49          2.20          3.09        (0.42)
                                                                   ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from and in excess of net investment income               (0.51)       (0.56)        --            (0.48)       (0.51)
   Distributions from and in excess of net realized gains
     on investments                                                    (1.12)       (1.40)       --             (0.71)         --
                                                                   ---------    ---------     ---------     ---------    ---------
Total distributions                                                    (1.63)       (1.96)       --             (1.19)       (0.51)
                                                                   ---------    ---------     ---------     ---------    ---------
Net asset value, end of year                                         $ 16.23      $ 16.81       $ 16.28       $ 14.08      $ 12.18
                                                                    ========     ========      ========      ========     ========
TOTAL RETURN:
Total investment return                                                6.56%       16.82%        15.63%        25.43%       (3.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                     $338,441     $325,033      $299,184      $277,014     $196,278
Ratio of expenses to average net assets                                0.65%        0.66%         0.67%         0.66%        0.68%
Ratio of net investment income to average net assets                   3.05%        3.18%         3.68%         3.12%        4.01%
Portfolio turnover ratio (a)                                             24%          44%           76%           66%          71%
Average commissions (per share)                                     $ 0.0595     $ 0.0539      $ 0.0547          --           --

(a) The portfolio turnover ratio includes dollar roll transactions, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Mortgage Securities Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                               PAR            MARKET
                                              VALUE           VALUE
                                           ---------       -----------
ASSET-BACKED SECURITIES--(8.4%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04                 $994,927         $1,062,084
ContiMortgage Home Equity Loan
   Trust Series 1997-1 Class M1
   7.420% 2/15/15                          1,250,000         1,271,900
First Boston Home Equity Loan Pass-
   Through Certificates Series 1993-H1,
   Class A-IO (effective yield 12.820%)
   9/28/13                                 3,982,349           155,550
Green Tree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                           437,954            445,674
Green Tree Financial Corporation
   Series 1997-6 Class A8
   7.070% 1/15/29                          1,472,369         1,533,281
IMC Home Equity Loan Trust
   Series 1997-3 Class M2
   7.550% 8/20/28                          1,000,000         1,023,210
Mego Mortgage Title I Loan Trust
   Series 1997-3 Class M1
   7.500% 8/25/23                          1,500,000         1,531,890
                                                            ----------
TOTAL ASSET-BACKED SECURITIES
(Cost $6,804,234)                                            7,023,589
                                                            ----------

MORTGAGE-BACKED SECURITIES--(18.7%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22                   790,258           783,754
Amresco Residential Securities
   Mortgage Loan Series 1996-3 Class A5
   7.550% 2/25/23                          1,135,000         1,157,904
Asset Securitization Corporation
   Series 1997-D5 Class A1C
   6.750% 2/14/41                          1,375,000         1,427,250
Citicorp Mortgage Securities
   Series 1987-10 10.000% 7/1/17             110,773           114,918
Comfed Savings Bank Adjustable Rate
   Mortgage Series 1987-1A
   7.550% 1/1/18                             119,480           101,558
Delta Funding Home Equity Loan Trust
   Series 1998-2 Class A6F
   6.370% 7/15/28                          1,000,000           999,060
Glendale Federal Savings & Loan
   Series 1978-A 9.125% 1/25/08               20,788            22,152
First Plus Home Loan Trust Series 1996-3
   Class A3 7.050% 11/20/08                1,000,000         1,004,330
Imperial Savings & Loan Adjustable Rate
   Mortgage Series 1987-4A
   8.826% 7/25/17                             21,389            22,261
Merrill Lynch Mortgage Investments
   8.000% 12/20/18 Series 20-D              1,015,880        1,036,187
   7.088% 12/26/25 Series 1995-C3
     Class A3 ARM                           2,000,000        2,125,020
   5.890% 11/15/26 Series 1987-A ARM           78,973           80,436

                                               PAR             MARKET
                                              VALUE            VALUE
                                            ---------      -----------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Nomura Asset Securities Corporation
   MBS Series 1996-MD5 Class A1B
   7.120% 4/13/36                          $1,000,000      $ 1,076,400
Residential Funding Mortgage Securities
   I  Series 1998-HI2 Class AI1
   6.330% 11/25/14                          1,000,000        1,000,000
Residential Asset Securities Corporation
   Series 1998-KS2 Class AI1
   6.775% 7/25/29                           1,500,000        1,500,000
Sears Mortgage Securities Corporation
   Series 1987-A 6.500% 3/25/17                 6,456            6,428
Structured Asset Securities Corporation
   Series 1996-CFL Class X1-IO
     (effective yield 12.960%) 2/25/28      9,608,210          508,947
   Series 1996-CFL Class C
     6.525% 2/25/28                         1,242,500        1,242,549
UCFC Home Equity Loan
   Series 1997-C Class A7
   6.875% 1/15/29                           1,275,000        1,295,119
                                                           -----------
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $14,254,157)                                          15,504,273
                                                           -----------

CORPORATE SECURITIES--(8.1%)
GMAC Euro 6.750% 7/10/02                   1,000,000         1,017,450
National Power 7.125% 7/11/01              1,500,000         1,544,055
National Rural Utilities
   6.375% 10/15/04                         1,000,000         1,014,120
Noram Energy 6.500% 2/1/98                 1,500,000         1,509,240
Zurich Capital Trust I 8.376% 6/1/37       1,450,000         1,607,209
                                                           -----------
TOTAL CORPORATE SECURITIES
(Cost $6,448,565)                                            6,692,074
                                                           -----------
FHLMC CERTIFICATES--(13.5%)
8.500% 5/1/06 Gold                            97,964           101,393
6.500% 6/1/08                                 21,682            21,811
6.500% various due dates to 6/1/09
   Gold                                    1,627,787         1,637,454
10.750% 11/1/09                              177,969           194,709
12.000% 7/1/13                                60,881            69,043
11.250% various due dates to 11/1/15          63,118            70,861
10.500% various due dates to 2/1/19          375,325           415,789
12.000% 7/1/20 Gold                          752,345           863,315
7.500% various due dates to 5/1/24
   Gold                                    5,856,569         6,012,654
7.000% 1/1/26                              1,821,775         1,847,972
                                                           -----------
TOTAL FHLMC CERTIFICATES
(Cost $10,930,851)                                          11,235,001
                                                           -----------

SCHEDULE OF INVESTMENTS                        PAR            MARKET
(CONTINUED)                                   VALUE           VALUE
                                           ---------       -----------
FNMA CERTIFICATES--(24.7%)
10.500% 2/1/01                            $   43,689          $ 44,877
12.250% 9/1/12 FHA/VA Guaranteed              76,675            88,657
10.250% 2/1/16                               156,605           173,173
10.000% various due dates to 3/1/16          274,909           299,209
8.500% 3/1/17                                123,317           129,792
9.000% various due dates to 5/1/20           153,023           162,408
6.000% various due dates to 2/1/25        11,333,203        11,171,803
7.000% various due dates to 8/1/25         4,468,766         4,546,491
6.500% various due dates to 1/1/26         3,936,954         3,917,755
                                                           -----------
TOTAL FNMA CERTIFICATES
(Cost $20,935,897)                                          20,534,165
                                                           -----------


GNMA CERTIFICATES--(17.3%)
8.000% various due dates to 7/15/08        1,502,400         1,559,208
11.500% various due dates to 5/15/13         451,250           515,131
8.500% 2/15/17                               171,304           182,117
10.000% various due dates to 11/15/19        538,201           593,702
9.000% various due dates to 1/15/20        1,559,163         1,680,876
9.500% various due dates to 8/15/22        1,596,281         1,743,050
7.000% 4/15/23                               480,330           488,136
6.500% various due dates to 3/15/28        6,185,690         6,163,962
7.125% 7/20/25 ARM                         1,391,103         1,418,022
                                                           -----------
TOTAL GNMA CERTIFICATES
(Cost $14,118,146)                                          14,344,204
                                                           -----------


REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--(1.2%)
FHLMC Corporation Series 11-C
   9.500% 4/15/19                             44,810            45,729
FNMA Trust Series 1988-4Z
   9.250% 3/25/18                            924,966           983,054
FNMA Trust Series 1991-91SA-IO
   (effective yield 14.400%) 7/25/98         328,024             4,166
                                                           -----------
TOTAL REAL ESTATE MORTGAGE
INVESTMENT CONDUITS
(Cost $1,050,510)                                            1,032,949
                                                           -----------

                                             PAR            MARKET
                                            VALUE            VALUE
                                          ---------        -----------
U.S. GOVERNMENT SECURITIES--(5.3%)
   U.S. Treasury Bonds
     6.750% 8/15/26                       $ 800,000         $  915,744
     6.375% 8/15/27                       1,000,000          1,098,600
   U.S. Treasury Notes
     5.750% 11/1/00                       1,000,000          1,004,940
     5.750% 10/31/02                      1,350,000          1,360,975
                                                           -----------
TOTAL U.S. GOVERNMENT SECURITIES
(Cost $4,180,955)                                            4,380,259
                                                           -----------

SHORT-TERM OBLIGATIONS--(10.1%)
COMMERCIAL PAPER--(10.1%)
Associates Corp. of North America
   6.250% 7/1/98                          4,425,000          4,425,000
Windmill Funding
   6.250% 7/1/98                          4,000,000          4,000,000
                                                           -----------
TOTAL SHORT-TERM OBLIGATIONS
   (Cost $8,425,000)                                         8,425,000
                                                           -----------
TOTAL INVESTMENTS--(107.3%)
  (Cost $87,148,315)                                        89,171,514
OTHER ASSETS, LESS LIABILITIES--(-7.3%)                    (6,051,781)
                                                           -----------
TOTAL NET ASSETS--(100.0%)                                 $83,119,733
                                                           ===========




NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $2,023,199, comprising of gross unrealized appreciation of $2,141,829 and gross unrealized depreciation of $118,630.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Mortgage Securities Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $87,148,315)                        $89,171,514
Cash                                                                                   36,220
Interest receivable                                                                   670,173
Receivable for fund shares sold                                                       292,409
Other assets                                                                           21,552
                                                                                  -----------
     TOTAL ASSETS                                                                  90,191,868
                                                                                  -----------
LIABILITIES:
Payable for investments purchased                                                   6,954,034
Accrued expenses payable                                                               50,332
Payable to investment adviser and transfer agent                                       40,877
Payable for fund shares repurchased                                                    26,892
                                                                                  -----------
     TOTAL LIABILITIES                                                              7,072,135
                                                                                  -----------
NET ASSETS                                                                        $83,119,733
                                                                                  ===========
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                                $81,558,818
   Accumulated undistributed net investment income                                  2,361,282
   Accumulated net realized losses on investments                                  (2,823,566)
   Net unrealized appreciation on investments                                       2,023,199
                                                                                  -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST          $83,119,733
                                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                           7,955,039
                                                                                  ===========
NET ASSET VALUE PER SHARE                                                            $  10.45
                                                                                  ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
INTEREST INCOME                                                                   $ 2,637,620
                                                                                 ------------
EXPENSES:
   Management fee                                                                     157,725
   Administrative fee                                                                  59,147
   Audit and legal fees                                                                13,500
   Accounting fee                                                                      12,869
   Trustees' expense                                                                    4,258
   Transfer agent fee                                                                   3,750
   Printing expense                                                                     3,600
   Miscellaneous expense                                                               21,169
                                                                                 ------------
     Total expenses                                                                   276,018
                                                                                 ------------
Net investment income                                                               2,361,602

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investments                                                  202,499
   Change in unrealized appreciation or depreciation on investments                   137,619
                                                                                 ------------
Net increase in net assets resulting from operations                              $ 2,701,720
                                                                                 ============
                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                          SIX MONTHS ENDED        YEAR ENDED
                                                                                            JUNE 30, 1998        DECEMBER 31,
                                                                                             (UNAUDITED)             1997
                                                                                            ------------         -------------
OPERATIONS:
   Net investment income                                                                     $ 2,361,602          $ 4,890,904
   Net realized gains on investments                                                             202,499                3,468
   Change in unrealized appreciation or depreciation on investments                              137,619            1,494,843
                                                                                             -----------         ------------
Net increase in net assets resulting from operations                                           2,701,720            6,389,215
                                                                                             -----------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                      (4,580,000)                  --
                                                                                             -----------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                              6,612,697            9,622,128
   Cost of fund shares repurchased                                                            (3,368,127)         (14,847,051)
   Distributions reinvested                                                                    4,580,000                   --
                                                                                             -----------         ------------
Net increase (decrease) in net assets resulting from fund share transactions                   7,824,570           (5,224,923)
                                                                                             -----------         ------------
Total increase in net assets                                                                   5,946,290            1,164,292
NET ASSETS:
   Beginning of year                                                                          77,173,443           76,009,151
                                                                                             -----------         ------------
   End of year                                                                               $83,119,733         $ 77,173,443
                                                                                             ===========         ============
Accumulated undistributed net investment income included in ending net assets                $ 2,361,282          $ 4,579,680
                                                                                             ===========         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                                   634,255              929,462
   Shares repurchased                                                                           (321,869)          (1,459,037)
   Distributions reinvested                                                                      448,137                   --
                                                                                             -----------         ------------
Net increase (decrease)                                                                          760,523             (529,575)
                                                                                             ===========         ============
                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                                  JUNE 30, 1998 ----------------------------------------------------
                                                                   (UNAUDITED)      1997          1996         1995          1994
                                                                  ------------- ---------      --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 10.73       $ 9.84       $ 10.16        $ 9.28      $ 10.17
                                                                    --------     --------     ---------      --------     --------
Net investment income                                                   0.29         0.68          0.78          0.57         0.73
Net realized and unrealized gains (losses)
   on investments                                                       0.06         0.21         (0.30)         0.89        (0.89)
                                                                    --------     --------     ---------      --------     --------
Total from investment operations                                        0.35         0.89          0.48          1.46        (0.16)
                                                                    --------     --------     ---------      --------     --------
Less distributions:
   Dividends from and in excess of net investment income               (0.63)       --            (0.80)        (0.58)       (0.73)
   Distributions from and in excess of net realized gains
     on investments                                                     --           --             --             --           --
                                                                    --------     --------     ---------      --------     --------
Total distributions                                                    (0.63)       --            (0.80)        (0.58)       (0.73)
                                                                    --------     --------     ---------      --------     --------
Net asset value, end of year                                         $ 10.45      $ 10.73        $ 9.84       $ 10.16       $ 9.28
                                                                     =======      =======      ========       =======      =======
TOTAL RETURN:
Total investment return                                                3.43%        9.04%         4.70%        15.74%     (1.57)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $83,120      $77,173       $76,009      $101,778      $72,420
Ratio of expenses to average net assets                                0.70%        0.70%         0.70%(a)      0.69%       0.70%(a)
Ratio of net investment income to average net assets                   5.99%        6.59%         6.71%(b)      6.76%       6.71%(b)
Portfolio turnover ratio (c)                                              6%          29%           72%          112%         241%


(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser, this ratio would have been 0.72% and 0.71% for the years ended December 31, 1996 and 1994, respectively.
(b) Computed giving effect to the Adviser's expense limitation undertaking.
(c) The portfolio turnover ratio includes dollar roll transactions, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Money Market Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                             PAR      AMORTIZED
                                            VALUE       COST
                                         ---------  -----------
COMMERCIAL PAPER--(96.1%)
BEVERAGES--(4.0%)
Coca-Cola 5.805% 10/19/98 (b)           $ 3,000,000 $ 2,949,308
                                                   ------------


BUSINESS CREDIT INSTITUTION--(4.0%)
Finova Capital 5.685% 7/22/98            3,000,000   2,990,288
                                                   ------------


CHEMICALS-PLASTICS--(4.0%)
Formosa Plastic (LOC ABN AMRO)
   5.740% 8/25/98                        3,000,000   2,974,562
                                                   ------------


CONSULTING SERVICES--(4.0%)
CSC Enterprises (gtd. by Computer
Sciences) 5.701% 7/9/98                  3,000,000   2,996,293
                                                   ------------


ELECTRONICS--(4.0%)
General Signal  5.666% 7/7/98 (b)        3,000,000   2,997,230
                                                   ------------


ELECTRIC INTERGRATED--(8.1%)
New England Power 5.662% 7/6/98          3,000,000   2,997,696
Northern Indiana Public Service
   5.777% 7/22/98                        3,000,000   2,990,113
                                                   ------------
                                                     5,987,809
                                                   ------------
MEDICAL PRODUCTS--(4.0%)
Baxter International 5.676% 7/7/98       3,000,000   2,997,225
                                                   ------------


MISCELLANEOUS FINANCIAL--(48.0%)
Associates Corp. of North America
   6.339% 7/1/98                         1,770,000   1,770,000
BAT Capital (gtd. by BAT Industries)
   5.781% 7/14/98                        3,000,000   2,993,912
CXC 5.701% 7/24/98 (b)                   2,000,000   1,992,908
Enterprise Funding
   5.643% 7/2/98 (b)                     3,000,000   2,999,539
GTE Funding  5.722% 7/21/98              3,000,000   2,990,667
Harley-Davidson Funding
   (gtd. By Eaglemark Financial Services)
   5.795% 9/14/98 (b)                    3,000,000   2,965,187
Merrill Lynch & Co 5.733% 7/10/98        2,000,000   1,997,186
Old Line Funding
   5.674% 7/2/98 (b)                     3,000,000   2,999,538
Pooled Accounts Receivable Capital
   5.659% 7/8/98                         3,000,000   2,996,774
Preferred Receivables Funding
   5.679% 7/1/98 (b)                     3,000,000   3,000,000

                                             PAR      AMORTIZED
                                            VALUE       COST
                                         ---------  -----------
MISCELLANEOUS FINANCIAL--(CONTINUED)
Receivables Capital
   5.732% 7/28/98 (b)                   $3,000,000 $ 2,987,422
Thames Asset Global Securitization No. 1
    5.760% 8/31/98 (b)                   3,000,000   2,971,838
Windmill Funding
    5.711% 7/23/98 (b)                   3,000,000   2,989,788
                                                   ------------
                                                    35,654,759
                                                   ------------
MORTGAGE BANKING--(4.0%)
Countrywide Home Loans (gtd. by
   Countrywide Credit Industries)
   5.740% 7/27/98                        3,000,000   2,987,867
                                                   ------------


RETAILS--(8.0%)
Cosmair (gtd. by L'Oreal)
   5.718% 7/28/98 (b)                    3,000,000   2,987,445
Southland  5.756% 9/9/98                 3,000,000   2,967,742
                                                   ------------
                                                     5,955,187
                                                   ------------
SOVEREIGN AGENCY--(4.0%)
Venantius AB 5.764% 7/20/98 (b)          3,000,000   2,991,054
                                                   ------------
TOTAL COMMERCIAL PAPER                               71,481,582
                                                   ------------


YANKEE CERTIFICATE OF DEPOSIT--(4.0%)
BANKS--(4.0%)
Canadian Imperial Bank
   5.650% 2/4/99                         3,000,000    3,000,000
                                                   ------------
TOTAL INVESTMENTS--(100.1%) (A)                      74,481,582

OTHER ASSETS, LESS LIABILITIES--(-0.1%)                 (44,760)
                                                   ------------
TOTAL NET ASSETS--(100.0%)                          $74,436,822
                                                   ============


NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical.

(b)Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 1998, the aggregate value of the Fund's private placement securities was $34,831,257 which represented 46.8 percent of net assets. None of these securities were deemed illiquid.
                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Money Market Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at amortized cost                                                   $74,481,582
Cash                                                                                  53,854
Receivable for fund shares sold                                                      508,338
Interest receivable                                                                   69,212
Other assets                                                                           9,431
                                                                                 -----------
     TOTAL ASSETS                                                                 75,122,417
                                                                                 -----------
LIABILITIES:
Payable for fund shares repurchased                                                  599,124
Payable to investment adviser and transfer agent                                      33,036
Accrued expenses payable                                                              53,435
                                                                                 -----------
     TOTAL LIABILITIES                                                               685,595
                                                                                 -----------
NET ASSETS                                                                       $74,436,822
                                                                                ============
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                               $74,436,822
                                                                                 -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST         $74,436,822
                                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                         74,436,822
                                                                                ============
NET ASSET VALUE PER SHARE                                                            $  1.00
                                                                                ============
                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INTEREST INCOME                                                                   $1,994,008
                                                                                  ----------
EXPENSES:
   Management fee                                                                    122,069
   Administrative fee                                                                 52,315
   Accounting fee                                                                     12,685
   Audit and legal fees                                                                8,900
   Trustees' expense                                                                   3,948
   Transfer agent fee                                                                  3,750
   Printing expense                                                                    2,670
   Miscellaneous expense                                                              16,896
                                                                                  ----------
     Total expenses                                                                  223,233
                                                                                  ----------
Net investment income                                                              1,770,775
                                                                                  ----------
Net increase in net assets resulting from operations                              $1,770,775
                                                                                  ==========
                       See Notes to Financial Statements.




------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Money Market Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------


                                                                                          SIX MONTHS ENDED        YEAR ENDED
                                                                                            JUNE 30, 1998        DECEMBER 31,
                                                                                             (UNAUDITED)             1997
                                                                                            ------------         -------------
OPERATIONS:
   Net investment income                                                                    $  1,770,775         $  3,418,664
                                                                                           -------------        -------------
Net increase in net assets resulting from operations                                           1,770,775            3,418,664
                                                                                           -------------        -------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                      (1,770,775)          (3,418,664)
                                                                                           -------------        -------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                             30,367,397           67,656,312
   Cost of fund shares repurchased                                                           (24,838,074)         (69,399,644)
   Distributions reinvested                                                                    1,770,775            3,418,664
                                                                                           -------------        -------------
Net increase in net assets resulting from fund share transactions                              7,300,098            1,675,332
                                                                                           -------------        -------------
Total increase in net assets                                                                   7,300,098            1,675,332
NET ASSETS:
   Beginning of year                                                                          67,136,724           65,461,392
                                                                                           -------------        -------------
   End of year                                                                              $ 74,436,822         $ 67,136,724
                                                                                             ===========          ===========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                                30,367,397           67,656,312
   Shares repurchased                                                                        (24,838,074)         (69,399,644)
   Distributions reinvested                                                                    1,770,775            3,418,664
                                                                                           -------------        -------------
Net increase                                                                                   7,300,098            1,675,332
                                                                                             ===========          ===========
                       See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Money Market Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                                  JUNE 30, 1998 ----------------------------------------------------
                                                                   (UNAUDITED)      1997          1996         1995          1994
                                                                  ------------- ---------      --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 1.000      $ 1.000       $ 1.000       $ 1.000      $ 1.000
                                                                    --------     --------      --------      --------     --------
Net investment income                                                  0.025        0.050         0.049         0.055        0.037
                                                                    --------     --------      --------      --------     --------
Less distributions:
   Distributions from net investment income                           (0.025)      (0.050)       (0.049)       (0.055)      (0.037)
                                                                    --------     --------      --------      --------
Net asset value, end of year                                         $ 1.000      $ 1.000       $ 1.000       $ 1.000      $ 1.000
                                                                    ========     ========      ========      ========     ========
TOTAL RETURN:
Total investment return                                                2.55%        5.18%         5.01%         5.62%        3.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $74,437      $67,137       $65,461       $64,992      $78,698
Ratio of expenses to average net assets                                0.64%        0.65%         0.65%         0.63%        0.62%
Ratio of net investment income to average net assets                   5.08%        5.05%         4.90%         5.48%        3.73%

                       See Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS
NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

SteinRoe Variable Investment Trust (the "Trust"), an open-end man age ment investment company, was organized as a Massachusetts business trust on June 9, 1987. At June 30, 1998 the Trust consisted of five diversified Funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

STEIN ROE SPECIAL VENTURE FUND, VARIABLE SERIES--seeks capital growth by investing in equity securities.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES--seeks long-term growth of capital by investing 65 percent of total assets in growth companies.

STEIN ROE BALANCED FUND, VARIABLE SERIES--seeks high total investment return by investing in equity and debt securities.

STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES--seeks highest possible level of current income by investing at least 65 percent of total assets in mortgage pass-through certificates.

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated insurance companies and, in the case of Stein Roe Special Venture Fund, Variable Series, also of Transamerica Life Companies, Great-West Life & Annuity Insurance Company and Providian Life & Health Insurance Company. Stein Roe & Farnham, Incorporated (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. SteinRoe Services, Inc. provides transfer agent services. Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser and the Transfer Agent are direct subsidiaries of Liberty Financial Companies, Inc. At June 30, 1998, various affiliated insurance companies of Liberty Financial Companies Inc. owned 100 percent of the outstanding shares of all Funds, except for Stein Roe Special Venture Fund, Variable Series, of which Liberty Financial Companies Inc. affiliates owned 93.0 percent, Great-West Life & Annuity Insurance Company owned 5.3 percent, Transamerica Life Companies owned 1.6 percent, and Providian Life & Health Insurance Company owned 0.1 percent.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certain prior-year amounts have been reclassified to conform to current-year presentation.

VALUATION OF INVESTMENTS--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Stein Roe Money Market Fund, Variable Series, values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.

FEDERAL INCOME TAXES--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and, as such (and by complying with the applicable provisions of the Internal Revenue Code), will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

FOREIGN CURRENCY TRANSACTIONS--Certain of the Funds have entered into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

INVESTMENT TRANSACTIONS--The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Stein Roe Balanced Fund, Variable Series, and Stein Roe Mortgage Securities Fund, Variable Series, may also enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed upon price and date. These transactions may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

INVESTMENT IN REPURCHASE AGREEMENTS--Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument to the Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

OTHER--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Unrealized appreciation and depreciation and realized gains and losses may differ between financial statements and tax earnings due to deferred losses from wash sales and certain other transactions.

NOTE 2. FUND SHARE TRANSACTIONS

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

NOTE 3. SECURITY TRANSACTIONS

Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1997, Stein Roe Mortgage Securities Fund, Variable Series, had a capital loss carryforward of $3,026,065, which will expire between 2002 and 2005, if not utilized. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the six months ended June 30, 1998, for the Funds, excluding Stein Roe Money Market Fund, Variable Series, were as follows:

                 SPECIAL          GROWTH         BALANCED          MORTGAGE
              VENTURE FUND,     STOCK FUND,        FUND,        SECURITIES FUND,
             VARIABLE SERIES  VARIABLE SERIES  VARIABLE SERIES  VARIABLE SERIES
             ---------------  ---------------  ---------------  ---------------

Cost of
   investments
   Purchased     $58,720,479      $50,142,410      $74,865,702       $13,797,389
Proceeds from
   investments
   Sold           78,514,379       52,399,172       80,200,762         4,695,985

NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS

The Funds, with the exception of the Stein Roe Money Market Fund, Variable Series, intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Stein Roe Money Market Fund, Variable Series, declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, primarily relating to foreign currency gains or losses and book-tax timing differences.

NOTE 5. MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of June 30, 1998:

                                                ANNUAL RATE AS A
                                               PERCENT OF AVERAGE
FUND                                            DAILY NET ASSETS
-----                                            ---------------
Stein Roe Special Venture Fund, Variable Series     .50 of 1%

Stein Roe Growth Stock Fund, Variable Series        .50 of 1%

Stein Roe Balanced Fund, Variable Series            .45 of 1%

Stein Roe Mortgage Securities Fund, Variable Series .40 of 1%

Stein Roe Money Market Fund, Variable Series        .35 of 1%

As of June 30, 1998, for all the Funds, the administrative fee was .15 of 1 percent of average annual net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides the Funds with certain accounting services. The fee is $25,000 annually plus .0025 of 1 percent of assets in excess of $50 million. For the six months ended June 30, 1998, Stein Roe Special Venture Fund, Variable Series, Stein Roe Growth Stock Fund, Variable Series, Stein Roe Balanced Fund, Variable Series, Stein Roe Mortgage Securities Fund, Variable Series and Stein Roe Money Market Fund, Variable Series incurred charges of $14,281, $14,767, $16,064, $12,869 and $12,685, respectively.

The Funds pay SteinRoe Services, Inc. for transfer agent services rendered at an annual rate of $7,500 computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds on an annual basis as follows:

FUND                                      EXPENSES EXCEEDING
-----                                  -------------------------
Stein Roe Special Venture Fund,       .80 of 1% of average daily net assets
   Variable Series

Stein Roe Growth Stock Fund,         .80 of 1% of average daily net assets
   Variable Series

Stein Roe Balanced Fund,             .75 of 1% of average daily net assets
   Variable Series

Stein Roe Mortgage Securities Fund,  .70 of 1% of average daily net assets
   Variable Series

Stein Roe Money Market Fund,         .65 of 1% of average daily net assets
   Variable Series

The expense limitations expire April 30, 1999.

                      INVESTMENT ADVISER AND ADMINISTRATOR
                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                                Chicago, IL 60606

                                 TRANSFER AGENT
                             SteinRoe Services, Inc.
                             One South Wacker Drive
                                Chicago, IL 60606

                                   DISTRIBUTOR
                        Keyport Financial Services Corp.
                                 125 High Street
                                Boston, MA 02110

                                 CLIENT SERVICES
                         Keyport Life Insurance Company
                                 125 High Street
                                Boston, MA 02110
                             800-367-3653 (Press 3)

                                    CUSTODIAN
                        State Street Bank & Trust Company
                                  P.O. Box 366
                                Boston, MA 02101

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               Peat Marwick Plaza
                              303 East Wacker Drive
                                Chicago, IL 60601

                                  LEGAL COUNSEL
                              Bingham, Dana & Gould
                               150 Federal Street
                                Boston, MA 02110

                                  THE TRUSTEES
                                John A. Bacon Jr.
                             Richard R. Christensen
                                Salvatore Macera
                              Dr. Thomas E. Stitzel


This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Independence Life Insurance Company, or Liberty Life Assurance Company of Boston.



                                  6/98 NIM 30m